SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] $125 per Exchange Act Rule O-11(c)(1)(ii), 14a-6(i)(l), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

1) Title of each class of securities to which transaction applies:
   Not applicable
--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:
   Not applicable
--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   Not applicable
--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:
   Not applicable
--------------------------------------------------------------------------------
5) Total fee paid:
   Not applicable
--------------------------------------------------------------------------------

[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:  Not applicable
                                -----------------------------------------------

    2) Form Schedule or Registration Statement No.:  Not applicable
                                                     --------------------------

    3) Filing Party:  Not applicable
                      ---------------------------------------------------------

    4) Date Filed:  Not applicable
                    -----------------------------------------------------------

                        FIRST COMMUNITY BANCSHARES, INC.
                                210 East Harriman
                             Bargersville, IN 46106
                                 (317) 422-5171





                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  May 29, 2002



The Annual Meeting of Shareholders of FIRST COMMUNITY BANCSHARES, INC., (the "Company"), will be held at the Franklin Recreation and Cultural Arts Center, 396 South State Street, Franklin, Indiana, 46131 on May 29, 2002, at 10:00 a.m., local time, for the following purposes:

1. To elect two directors to serve a three year term expiring in 2005 or until a successor is elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 29, 2002 will be entitled to vote at the meeting.


                                            By Order of the Board of Directors


                                            ----------------------------------
                                            Frank D. Neese, Secretary
Bargersville, Indiana
April 19, 2002





             Your Vote is Important! Please mail your Proxy Promptly
                ************************************************
 In order that there may be proper representation at the meeting, you are urged to sign, date and return the enclosed proxy in the envelope provided.

               No postage required if mailed in the United States.

                                 PROXY STATEMENT

                                     General

     The accompanying proxy is solicited by the Board of Directors of First Community Bancshares, Inc., an Indiana corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on May 29, 2002, at 10:00 a.m., local time, or at any adjournment thereof. The meeting will be held at the Franklin Recreation and Cultural Arts Center, 396 South State Street, Franklin, Indiana 46131. At the meeting, only shareholders of record at the close of business on March 29, 2002 (the "Record Date") will be entitled to vote. On that date, the Company's outstanding capital stock consisted of 1,042,926 shares of no par value Common Stock.

     The Company is a one bank holding company which owns First Community Bank & Trust ("First Community") and First Community Real Estate Management, Inc. ("FCREM").

     This Proxy Statement and form of proxy are first being mailed or given to shareholders on or about April 19, 2002, together with the Company's 2001 Annual Report to Shareholders and the Form 10-K for the fiscal year ended December 31, 2001.

Persons Making the Solicitation

     This proxy solicitation is made by the Company. All costs of soliciting of proxies will be borne by the Company. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of the Company may, without additional compensation, solicit proxies personally or by telephone, telegraph or special letter.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Albert R. Jackson, III, Assistant Secretary of the Company:

     o    a written notice of revocation,

     o    a duly executed proxy bearing a later date, or

     o    by attending the meeting and voting in person.

Quorum and Voting

     Each shareholder is entitled to one vote for each share of Common Stock held on the Record Date on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum.

Shares Held in Trust

     The Trust department of First Community held 121,642 shares of the Company's common stock in regular, nominee and street name accounts on March 29, 2002 constituting approximately 11.66% of the Company's outstanding shares. These shares of Common Stock are held by First Community in a fiduciary capacity for the beneficial owners of the accounts, which beneficial owners have the right to vote the shares held in the accounts. However, where authorized by law or the governing instrument, those shares will be voted by First Community FOR the election of the Directors set forth herein.


                                 Stock Ownership
                          of Certain Beneficial Owners
                                 and Management

     The following table sets forth certain information regarding the Company's Common Stock beneficially owned as of March 29, 2002 by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock; (ii) each director or director nominee of the Company; (iii) each of the executive officers of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group:

                                                 Shares Beneficially Owned
             Name and Address                   Number               Percent
             ----------------                   ------               -------

Albert R. Jackson, III                          31,582(1)               3.0%
5675 N. CO RD 200W
North Vernon, Indiana 47265
                                                                        2.9%
Albert R. Jackson, Jr.                          30,569(2)
5745 N CO RD 200W
North Vernon, Indiana
47265

Merrill M. Wesemann, M.D.                      102,696(3)               9.8%
251 E Jefferson Street
Franklin, Indiana  46131

Roy Martin Umbarger                             48,015(4)               4.6%
5180 W CO RD 300N
Bargersville, Indiana 46106

Frank D. Neese                                 135,613(5)              12.4%
1705 North Meridian Street
Indianapolis, Indiana 46202

All Officers, Nominees and Directors as a      343,112                 30.5%
group (5 persons)

--------------------------------------





-----------------
(1) Includes 5,363 shares held jointly with his father, brother and sister as to which he disclaims voting and dispositive power, currently exercisable options for 7,500 shares granted under the 1996 Stock Option Plan and a Convertible Note currently convertible into 909 shares. Mr. Jackson, III is the son of Mr. Jackson, Jr.

(2) Includes 5,363 shares held jointly with two sons and a daughter, 2,135 shares owned by Mr. Jackson's spouse, curently exercisable options for 2,050 shares granted under the 1996 Stock Option Plan, Convertible Notes currently convertible into 5,454 shares, and a Convertible Note owned by his spouse currently convertible into 909 shares. Mr. Jackson, Jr. is the father of Mr. Jackson, III.

(3) Includes 8,087 shares owned by Dr. Wesemann's spouse, currently exercisable options for 5,050 shares granted under the 1996 Stock Option Plan, Convertible Notes currently convertible into 3,636 shares, and a Convertible Note owned by his spouse currently convertible into 909 shares.

(4) Includes 1,365 owned by Mr. Umbarger's spouse, 721 shares owned as a joint-tenant with a son, 214 shares owned by his spouse jointly with her daughter, currently exercisable options for 5,050 shares granted under the 1996 Stock Option Plan and Convertible Notes currently convertible into 4,545 shares.

(5) Includes 3,000 shares owned by Mr. Neese's spouse, 14,044 shares owned by Mr. Neese's spouse in an IRA account, 53,377 shares owned in an IRA account, 6,648 shares owned through a 401(k) plan, curently exercisable options for 5,050 shares granted under the 1996 Stock Option Plan and Convertible Notes currently convertible into 45,454 shares. Mr. Neese disclaims beneficial ownership of the shares owned by or for the benefit of his spouse.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. A copy of such reports must be sent to the Company.

     Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the year ended December 31, 2001, its executive officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements.

                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of five (5) members who are elected to staggered three (3) year terms by the shareholders. Frank D. Neese and Roy Martin Umbarger have been nominated as directors of the Company for a three year term expiring at the annual meeting to be held in 2005.

     To be elected as a director, the nominee must receive the favorable vote of a plurality of the shares represented and voting at the Annual Meeting. That is to say, a nominee must receive more favorable than unfavorable votes. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present but will have no effect on the election of a director. The persons named in the enclosed form of Proxy, unless otherwise directed therein, intend to vote such Proxy FOR the election of the nominees named below as directors for the specified term. If either of the nominees become unavailable for any reason, the persons named in the form of Proxy are expected to consult with management of the Company in voting the shares represented by them. Management has no reason to doubt the availability of the nominees to serve and no reason to believe that the nominees will be unavailable or unwilling to serve if elected to office. To the best of management's knowledge, the nominees intend to serve the term for which election is sought. Cumulative voting is not permitted by the Articles of Incorporation of the Company.

Nominated Directors

     The Board of Directors recommends that the shareholders vote "FOR" the election of Frank D. Neese and Roy Martin Umbarger as directors of the Company.

The following table sets forth certain information concerning each of the nominees for director.

                                                                     Current
                                                       Director      Term To
Name                   Age     Principal Occupation     Since        Expire
----                   ---     --------------------     -----        ------
Frank D. Neese          64     President, Indiana        1996         2002
                               Securities, LLC

Roy Martin Umbarger     55     President, Roy            1996         2002
                               Umbarger & Sons, Inc.

     Frank D. Neese has been President of Indiana Securities, LLC, a registered broker-dealer and an investment banking firm, since January 1, 1998. Mr. Neese served as Senior Vice President of Traub and Company, a registered broker-dealer, from 1979 until December 31, 1997. Mr. Neese has served as a financial advisor to First Community since 1991. Mr. Neese's current term as a Director of the Company expires at the 2002 Annual Meeting. Mr. Neese is Secretary and a Director of First Community and a Director of FCREM. Mr. Neese also serves as President of the Pines of Deerfield, a privately held real estate development company.

     Roy Martin Umbarger has been the President and co-owner of Roy Umbarger & Sons, Inc., a feed mill, grain elevator and fertilizer distributor located in Bargersville, Indiana, since 1986. Mr. Umbarger received a degree in Business Marketing from the University of Evansville and is a lifetime resident of Johnson County. Mr. Umbarger is a 32 year member of the Indiana Army National Guard and is currently Deputy Commanding General of the 38th Infantry Division. He holds the rank of Brigadier General. Mr. Umbarger's current term as a Director of the Company expires at the 2002 Annual Meeting. Mr. Umbarger is also a Director of First Community and a Director of FCREM.

Continuing Directors

Continuing Directors whose terms are not expiring are:

                                                            Director   Term To
Name                      Age     Principal Occupation       Since      Expire
----                      ---     --------------------       -----      ------
Merrill M. Wesemann        67     Chairman of Board           1991        2003
                                  Physician

Albert R. Jackson, III     41     Chief Executive and         1997        2003
                                  Financial Officer of the
                                  Company, and President and
                                  CEO of First Community

Albert R. Jackson, Jr.     67     Retired Bank President      1997        2004

     Merrill M. Wesemann, M.D. was a Director of Bargersville Federal Savings Bank ("Bargersville") from January 1979 until the acquisition of Bargersville by the Company in August 1991. Dr. Wesemann has been a Director of the Company since August 1991and is also a Director of First Community and FCREM . Dr. Wesemann has practiced medicine since 1961 and is a past Treasurer of the Indiana State Medical Association. Dr. Wesemann's current term as a Director of the Company expires at the 2003 Annual Meeting.

     Albert R. Jackson, III has been President of First Community since 1994 and CEO for both First Community and the Company since 1996. Before joining First Community he was Senior Vice president of National City Bank. Mr. Jackson has also served as Senior Vice President and cashier of The Seymour National Bank of Seymour, Indiana and as Vice President for First National Bank of North Vernon, Indiana and as Treasurer and Chief Financial Officer of that bank's holding company, North Vernon 1st Financial Corporation. Mr. Jackson's current term as a Director of the Company expires at the 2003 Annual Meeting. Mr. Jackson is also a Director of First Community and FCREM. He is the son of Albert R. Jackson, Jr.


     Albert R. Jackson, Jr. was the President of First National Bank of North Vernon, Indiana from 1971 to 1989 and a Senior Executive Vice President of The Seymour National Bank of Seymour, Indiana from 1989 to his retirement in 1994. Mr. Jackson was appointed as a Director of the Company in May 1997 and elected to a full three (3) year term in May 1998. Mr. Jackson's current term as a Director of the Company expires at the 2004 Annual Meeting. Mr. Jackson is also a Director of First Community and FCREM. He is the father of Albert R. Jackson, III.

Related Party Transactions

     Certain of the Directors of the Company and their affiliates have banking and other transactions with First Community in the ordinary course of business. Any loans and commitments to lend to such affiliated persons or entities are made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness and do not involve more than normal risk of collectibility or present other unfavorable features to First Community. The Company believes that all transactions between First Community on the one hand, and any officer, director, principal shareholder, or other affiliate of the Company or First Community on the other hand, are on terms no less favorable to First Community than could be obtained on an arm's-length basis from unaffiliated third parties.


Meetings and Committees of the Board of Directors

     For the calendar year 2001, the Board of Directors of the Company met ten
(10) times and all Directors attended all of the meetings, except for Mr. Umbarger who missed two meetings due to obligations to the Indiana Army National Guard.

     The Board of Directors of FCREM met six (6) times and the Board of Directors of First Community and committees thereof met a total of 53 times during 2001. No Director of the Company attended fewer than 75% of (i) the total number of meetings of the Board of Directors of the Company; or (ii) the total number of meetings held by all committees of the Board of Directors of the Company of which a Director was a member.

     The Board of Directors of the Company has the authority to appoint various committees. The Company does not currently have standing committees of the Board of Directors other than the Audit Committee as referenced below. However, First Community maintains several committees including a compensation committee. All employees are compensated by First Community rather than the Company.


Audit Committee Report

     The Company's Audit Committee is composed of the four members of the Company's Board of Directors who are not otherwise employed by the Company. The Audit Committee operates under a written charter adopted by the Board of Directors that is attached as Appendix A to the Company's Proxy Statement for calendar year 2001.

     Although the Company's stock is not listed on the American Stock Exchange ("AMEX") or the New York Stock Exchange, and is not quoted on the Nasdaq, the Board of Directors has elected to apply the standards for independence set forth by the AMEX to determine the independence of its Audit Committee members. Under these standards, three of the four members of the Audit Committee are "independent." The fourth member, Albert R. Jackson, Jr. ("Mr. Jackson,

Jr."), is not "independent" under the AMEX standards by virtue of his relationship to Albert R. Jackson, III ("Mr. Jackson, III), the Chief Executive Officer of the Company. However, the Board of Directors has determined to appoint Mr. Jackson, Jr., to the Audit Committee based upon its belief that it is in the best interests of the Company and its shareholders for Mr. Jackson, Jr., to serve on the Audit Committee and that Mr. Jackson, Jr.'s relationship with Mr. Jackson, III, will not interfere with his exercise of independent judgment as a member of the Audit Committee.

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. It oversees the financial reporting process, reviews the financial disclosures, and meets privately, outside the presence of management, with the Company's independent auditors to discuss internal accounting control policies and procedures. The Audit Committee provides an open avenue of communication between the independent accountants, the Company's financial and executive management, its internal auditors and the Board of Directors. The Audit Committee also considers and recommends the selection of independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, and reviews the independent auditor's fees.

     In the year preceding March 31, 2002, the Company's Audit Committee met two
(2) times. During these meetings, the Audit Committee reviewed and discussed the audited financial statements with management and with the Company's independent auditor, BKD, LLP, including those matters required to be discussed under generally accepted auditing standards. The Board also discussed with the independent auditor the matters required to be discussed by the Codification of Statements on Auditing Standards, Standard No. 61, as necessary. Additionally, the Board of Directors has received from its independent auditors the disclosures and the letter regarding the auditors' independence required by independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as may be modified or supplemented. Based upon the Committee's review and discussions, the Committee has determined that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2001. First Community also has an audit committee composed of the same persons as the Company's Audit Committee, which met five (5) times in the year ending December 31, 2001.

     As reported by the Audit Committee:



                       Merrill M. Wesemann, M.D., Chairman

                       Frank D. Neese, Secretary

                       Albert R. Jackson, Jr.

                       Roy Martin Umbarger


Other Information

     See also "Stock Ownership of Certain Beneficial Owners and Management."

Director Compensation

     A. Cash Compensation. None of the Directors of the Company were compensated for service as members of the Board of Directors or any committee of the Board. However, all Directors of the Company were also Directors of First Community for the fiscal year ended December 31, 2001, and cash compensation for non-employee Directors of First Community was $1,050 per month. The Chairman's compensation was $1,207.50 per month for 2001. First Community also provides each of First Community's Directors with Directors' and Officers' liability insurance. Directors are entitled to defer a portion of their compensation as directors of First Community. Any such deferred funds are invested, pursuant to a Deferred Compensation Agreement, in an account with an annual interest rate as determined by the Board of Directors of First Community.

     Directors are also reimbursed for reasonable expenses incurred in attending Board and committee meetings. Directors otherwise employed by the Company or First Community are not separately compensated for serving as a director.

     B. Options. On May 15, 1996, the shareholders approved the creation of the 1996 Stock Option Plan (the "1996 Plan") for the issuance of 105,000 shares of Common Stock. The 1996 Plan authorizes the grant of both incentive (qualified) and non-qualified stock options. The 1996 Plan provides, among other things, that nonstatutory options shall be automatically granted to outside directors on a yearly basis with an exercise price equal to the fair market value of the Common Stock on the date of grant in order to provide an incentive to outside Directors of the Company, which grants generally have a term of ten years from the date of grant and are exercisable only during the time the optionee remains a director or within one year thereafter (but not beyond expiration of the option term).

     The 1996 Plan provides for adjustment of the number of shares and exercise price of options in certain events.

     The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant holding an incentive stock option but is entitled to a deduction for amounts taxed as ordinary income to holders of nonstatutory stock options.

     The Company has granted options under the 1996 Plan to purchase 1,050 shares, 1,000 shares, 1,000 shares, 1,000 shares and 1,000 shares of common stock each to Dr. Wesemann, Frank Neese, Albert R. Jackson, Jr., and Roy Martin Umbarger with an exercise price of $11.43, $11.00, $8.00, $6.875 and $5.75 per share, respectively. In February 1998 and 1999, the Board granted an option to purchase 5,000 shares and 2,500 shares of common stock to Albert R. Jackson, III with an exercise price of $11.50 and $9.125 per share, respectively, and an aggregate of 6,000 shares and 3,000 shares to three (3) other officers with an exercise price of $11.50 and $9.125 per share, respectively.

     C. Retirement Plans. In September, 2000, First Community adopted a Supplemental Executive Retirement Plan (the "SERP"). The Board of Directors is solely responsible for the selection of employees and members of the Board of Directors who are eligible to become participants in the SERP. An eligible individual becomes a participant in the SERP upon execution and delivery of a SERP agreement. Current participants are all of the Directors and four senior officers of First Community.

     Under the SERP, a participant who has obtained 72 years of age, is serving as a director or employee at that time, and has completed at least three years of participation in the SERP is entitled to received annual payments equal to 100% of the average of the director fees such person received or would have received had such person been a director each year for the most recent three-year period. Such payments shall be made in equal monthly installments for the remainder of the participant's life. If a retired participant receiving payments should die prior to the receipt of 120 monthly payments, such monthly payments shall continue to be paid to the participant's beneficiary until the completion of an aggregate of 120 monthly payments.

     A participant who has completed at least ten years of employment or service as a director with First Community may elect early retirement on or after attaining age 65. A participant electing early retirement is entitled to receive the actuarial equivalent (present value) of the normal retirement benefit described above.

     The SERP also provides that in the event a participant dies while employed by or serving on the Board of Directors of First Community, that participant's beneficiary shall be paid a monthly benefit for 120 months in an amount equivalent to the amount the participant would have received had the participant reached normal retirement age.

                                   Management


Name                         Age            Position
----                         ---            --------

Albert R. Jackson, III        41            Chief Executive and Financial
                                            Officer of the Company, and
                                            President and CEO of First Community

Albert R. Jackson, III is also a director of the Company and additional information concerning Mr. Jackson is at page 7.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows the compensation for each of the three years ended December 31, 2001, of the only person who served as the Chief Executive Officer of the Company for services in all capacities to the Company and its subsidiaries. No executive officers received compensation above the reportable threshold of $100,000 during the years covered by this table.

                           Summary Compensation Table

                                                            Long Term Compensation
                                                            ----------------------
                                   Annual Compensation                       Awards             Payouts
                                   -------------------                       ------             -------
   (a)                     (b)       (c)         (d)       (e)           (f)          (g)         (h)         (i)
                                                          Other                    Securities                 All
Name and                                                  Annual     Restricted    Underlying                Other
Principal                                                 Compen-      Stock        Options/      LTIP       Compen-
Position                   Year    Salary($)   Bonus($) sation($)(1) Award(s)($)    SARs (#)   Payout ($)   sation(2)
---------                  ----    ---------   -------- ------------ -----------   ----------  ----------   ---------
Albert R. Jackson, III(3)  2001       89,587      -0-        262                                               3,597
CEO                        2000       86,000      -0-        211                                               2,252
                           1999       85,623      -0-                                 2,500                    2,494

---------------------

(1)  Taxable benefit on life insurance coverage above $50,000.
(2)  Contribution by the Company to the executive's 401 (k) plan.
(3) In 1994, Mr. Jackson became the President of First Community. In March 1996, Mr. Jackson also became the Chief Executive Officer and Chief Financial Officer of the Company. In 1998 Mr. Jackson also become President and CEO of FCREM, and ceased to be CFO of the Company. In 1999 Mr. Jackson reassumed the position of CFO of the Company.


Deferred Compensation

     The Chief Executive Officer of the Company is entitled to defer a portion of his annual compensation. Any such deferred funds are invested, pursuant to a Deferred Compensation Agreement, in an account with an annual interest rate as determined by the Board of Directors of First Community.

Life Insurance Plan

     First Community pays the premiums on a group term life insurance policy for all regular full-time employees who have worked for First Community for 90 days. The amount of coverage under this plan is three times each employee's annual salary.



                      Option/Sar Grants In Last Fiscal Year
                                Individual Grants

     There were no Option/SAR grants during the last fiscal year.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

(a)                         (b)            (c)           (d)                 (e)

                                                      Number of
                                                      Securities         Value of
                                                      Underlying         Unexercised
                                                      Unexercised        In-the-Money
                                                      Options/SAR's      Options/SARs
                                                      At FY-End (#)      at FY-End ($)

                         Shares
                         Acquired on    Value          Exercisable/      Exercisable/
Name                     Exercise (#)   Realized ($)   Unexercisable     Unexercisable
----                     ------------   ------------   -------------     -------------
Albert R. Jackson, III         -0-            -0-         7,500/-0-        -0-/-0-(1)

(1) The exercise price of the Options exceeded their market value as of December 31, 2001.


            RELATIONSHIP WITH INDEPENDENT AUDITORS AND AUDITORS FEES

Appointment

     BKD, LLP ("BKD"), an independent certified public accounting firm, has audited the accounts of the Company since 1993 and has provided the Company with other services. The Company has chosen BKD as auditor for the current year. Representatives of BKD will attend the Annual Meeting and have the opportunity to make a statement if they desire, and will also be available to respond to appropriate questions.

Audit Fees

     Fees aggregating $39,500 were billed for professional services rendered for the audit of the Company's annual financial statements as of and for the year ended December 31, 2001, and for the reviews of the quarterly financial statements included in the Company's Forms 10-Q for the year.

Financial Information Systems Design and Implementation Fees

     No fees were billed during 2001 for professional services rendered for financial information systems services, including such services as operating or supervising the operation of the Company's information system, or designing or implementing a hardware or software system for use in aggregating or generating information underlying the Company's financial statements.

All Other Fees

     Fees aggregating $66,643 were billed for all other professional services rendered during 2001 by the Company's independent auditors, which services principally related to $5,950 for tax compliance and consulting services, $37,650 for internal audit and Regulatory Compliance, $11,000 for loan review, and $12,043 for accounting assistance relating to SEC filings.

     The Board of Directors of the Company has considered whether BKD's provision of services to the Company in addition to audit services has affected BKD's independence, and has discussed with BKD its role as independent auditor, and has determined that its provision of such additional services is compatible with BKD's status as an independent auditor.


                                 OTHER BUSINESS

     At this time management knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the proxy holders named in the accompanying proxy intend to vote the proxies on such matters in accordance with their best judgment.


                                    FORM 10-K

     The Company has forwarded to all shareholders a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, including the financial statements and schedules, and the Company's 2001 Annual Report to Shareholders. The Company's Annual Report of the Company on Form 10-K was filed with the Securities and Exchange Commission on April 1, 2002. An additional copy may be obtained free of charge by contacting Albert R. Jackson, III, First Community Bancshares, Inc., P.O. 970, Franklin, IN 46131, Telephone 317-346-7200.


                    SHAREHOLDER PROPOSALS TO BE PRESENTED AT
                             THE NEXT ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders of the Company (i) must be received by the Company at 136 East Harriman Bargersville, IN 46106, (317) 882-5277 no later than December 31, 2002 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's Proxy Statement for that meeting.


Please date, sign and return the enclosed Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated, as it will save the expense of further mailings.


                                            By Order of the Board of Directors
                                            April 19, 2002

Appendix - Form of Proxy


                        FIRST COMMUNITY BANCSHARES, INC.
                              Bargersville, Indiana
               REVOCABLE PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  May 29, 2002
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints as proxies, Merrill M. Wesemann, M.D. and Albert R. Jackson, Jr., or either of them, with full power of substitution, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of First Community Bancshares, Inc., to be held at Franklin Recreation and Cultural Arts Center, 396 South State Street, Franklin, Indiana, at 10:00 A.M., local time, on May 29, 2002, and adjournments thereof, upon the following matter:

                                               Authority to Vote

                                       For         Against        Withhold
                                       ---         -------        --------
1.   Election of Two Directors
     Nominees:

     Frank D. Neese                    [  ]          [  ]            [  ]

     Roy Martin Umbarger               [  ]          [  ]            [  ]



THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES UNLESS A CONTRARY DIRECTION IS GIVEN.

     Should the undersigned be present and elect to vote at the Meeting or any adjournment thereof, upon notification to the Secretary of First Community Bancshares, Inc. at the Meeting of the shareholder's decision to terminate this Proxy, the power of said attorneys-in fact or agents shall be deemed terminated and of no further force and effect.

     Please sign below exactly as your name appears on your stock certificate. When signing as attorney, corporate officer or fiduciary, please give full title as such. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated April 19, 2002, prior to the execution of this Proxy.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY



Number of Shares -


-------------------------------
            DATE

-------------------------------
          SIGNATURE


Your signature must be exactly as your name appears in your stock certificate(s). When signing as attorney-in-fact, executor, administrator, trustee, guardian or corporate officer, please give full title as such.